UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 30, 2013

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.
On May 30, 2013, Invacare Corporation (the “Company”) entered into a Fourth Amendment to Credit Agreement (the “Amendment”), by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent, which amended the Credit Agreement, dated as of October 28, 2010, by and among the Company and the other parties named therein, as amended by the First Amendment to Credit Agreement dated as of April 5, 2011, the Second Amendment to Credit Agreement dated as of November 22, 2011 and the Third Amendment to Credit Agreement dated as of June 7, 2012 (collectively, the “Credit Agreement”).
Pursuant to the Amendment, the Credit Agreement was amended to, among other things: (i) decrease the aggregate principal amount of the revolving credit facility to $250,000,000 from $400,000,000, and limit the Company's borrowings under the revolving credit facility to an amount not to exceed $200,000,000 aggregate principal amount through December 31, 2013; (ii) increase the maximum leverage ratio (consolidated funded indebtedness to consolidated EBITDA, each as defined in the Credit Agreement, as amended) to 4.00 to 1.00 from 3.50 to 1.00 until January 1, 2014, when the maximum leverage ratio will revert back to 3.50 to 1.00; (iii) decrease the minimum interest coverage ratio (consolidated EBITDA to consolidated interest charges, each as defined in the Credit Agreement, as amended) to 3.00 to 1.00 from 3.50 to 1.00 until January 1, 2014, when the minimum interest coverage ratio will revert back to 3.50 to 1.00; (iv) in calculating consolidated EBITDA for purposes of determining the ratios, provide for the add back to consolidated EBITDA of up to an additional $15,000,000 for future one-time cash restructuring charges and (v) provide for an increase of (A) 25 basis points in the margin applicable to determining the interest rate on borrowings under the revolving credit facility and letter of credit fees and (B) 10 basis points in the commitment fee, all during periods when the leverage ratio exceeds 3.50 to 1.00.
The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.
On May 30, 2013, the Company issued a press release announcing the Amendment, a copy of which is attached this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 1.01.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1
Fourth Amendment to Credit Agreement, dated as of May 30, 2013, by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent.

99.1	Press Release, dated May 30, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: May 31, 2013	By:	/s/ Robert K. Gudbranson
Robert K. Gudbranson
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1
Fourth Amendment to Credit Agreement, dated as of May 30, 2013, by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent.

99.1	Press Release, dated May 30, 2013.